SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT

          PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES ACT OF 1934



                           FRISCH'S RESTAURANTS, INC.
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              (Exact Name of Registrant as Specified in its Charter



             OHIO                        1-7323                  31-0523213
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 (State or other jurisdiction         (Commission              (IRS Employer
 of incorporation)                     File Number)          Identification No.)



   2800 GILBERT AVENUE, CINCINNATI, OHIO                      45206
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 (Address of Principal Executive Offices)                  (Zip Code)




        Registrant's telephone number, including area code: 513-961-2660
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



ITEM 5.   OTHER EVENTS


         On October 5, 1998, the Board of Directors of Frisch's Restaurants, Inc. (the "Company") approved a program to repurchase up to 500,000 shares of the Company's common stock on the open market from time to time over the next two years. The press release dated October 5, 1998 announcing the stock repurchase program is attached hereto as Exhibit 1 and incorporated herein by reference.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            FRISCH'S RESTAURANTS, INC.


Dated:  October  __, 1998                   By:_________________________________
                                            DONALD H. WALKER, Chief Financial
                                            Officer




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